Exhibit 99.1

Tortoise Acquisition Corp. II Announces August 25, 2021 Extraordinary General Meeting

to Approve Business Combination with Volta Industries, Inc.

OVERLAND PARK, KS, August 2, 2021 – Tortoise Acquisition Corp. II (NYSE: SNPR) (“TortoiseCorp II”) today announced that the extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) to approve the pending business combination between TortoiseCorp II and Volta Industries, Inc. (“Volta Charging”), an industry leader in commerce-centric electric vehicle (“EV”) charging networks with over 1,700 EV chargers across 24 territories and states, is scheduled to be held on Wednesday, August 25, 2021 at 11:00 AM Eastern time. The Extraordinary General Meeting will be held in person at the offices of Vinson & Elkins L.L.P., located at 1114 Avenue of the Americas, 32nd Floor, New York, NY 10036 and virtually via live webcast. Holders of TortoiseCorp II’s Class A ordinary shares and Class B ordinary shares at the close of business on the record date of July 15, 2021 are entitled to notice of the Extraordinary General Meeting and to vote at the virtual Extraordinary General Meeting.

TortoiseCorp II filed its definitive proxy statement/prospectus relating to its business combination with Volta Charging (the “Proxy Statement/Prospectus”) with the U.S. Securities and Exchange Commission (the “SEC”) and began mailing it to shareholders on August 2, 2021. The Proxy Statement/Prospectus is being mailed to TortoiseCorp II’s shareholders of record as of the close of business on July 15, 2021.

Every vote is important and TortoiseCorp II encourages all shareholders to make their voice heard by voting online or by mail as soon as possible, regardless of the number of shares held.

TortoiseCorp II shareholders who need assistance in completing the proxy card, need additional copies of the Proxy Statement/Prospectus, or have questions regarding the Extraordinary General Meeting may contact TortoiseCorp II’s proxy solicitor, Morrow Sodali LLC, by telephone at (800) 662-5200 (banks and brokers call collect at (203) 658-9400) or by email at SNPR.info@investor.morrowsodali.com.

About TortoiseCorp II

TortoiseCorp II is a special purpose acquisition company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. TortoiseCorp II’s expertise spans across the entire energy and infrastructure value chain. TortoiseCorp II’s strategy is to combine with a company to take advantage of the global opportunities created by the energy transition including clean energy generation and storage, alternative fuels and transportation, technological advances and changes in energy policies. To learn more, visit www.tortoisespac.com.

About Volta Charging

Volta Charging is an industry leader in commerce-centric EV charging networks. Volta Charging’s vision is to build EV charging networks that capitalize on and catalyze the shift from combustion-powered miles to electric miles by placing stations where consumers live, work, shop and play. By leveraging a data-driven understanding of driver behavior to deliver EV charging solutions that fit seamlessly into drivers’ daily routines, Volta Charging’s goal is to benefit consumers, brands and real-estate locations while helping to build the infrastructure of the future. As part of Volta Charging’s unique EV charging offering, its stations allow it to enhance its site hosts’ and strategic partners’ core commercial interests, creating a new means for them to benefit from the transformative shift to electric mobility. To learn more, visit www.voltacharging.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding TortoiseCorp II’s proposed acquisition of Volta Charging and TortoiseCorp II’s ability to consummate the transaction are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, TortoiseCorp II disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. TortoiseCorp II cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of TortoiseCorp II. In addition, TortoiseCorp II cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TortoiseCorp II or Volta Charging; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of TortoiseCorp II, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts TortoiseCorp II’s or Volta Charging’s current plans and operations; (v) Volta Charging’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Volta Charging to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Volta Charging may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and financial results of TortoiseCorp II and Volta Charging can be found in TortoiseCorp II’s periodic filings with the SEC, including TortoiseCorp II’s Annual Report on Form 10-K/A for the year ended December 31, 2020 filed with the SEC on May 6, 2021 and Quarterly Report on Form 10-Q for the three months ended March 31, 2021 filed with the SEC on May 19, 2021, as well as TortoiseCorp II’s Proxy Statement/Prospectus filed with the SEC. TortoiseCorp II’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

Important Information for Investors and Shareholders

In connection with the pending business combination, TortoiseCorp II filed the registration statement on Form S-4 (the “Registration Statement”), which includes the Proxy Statement/Prospectus. The Registration Statement has been declared effective by the SEC and the Proxy Statement/Prospectus is being mailed to TortoiseCorp II’s shareholders. The Proxy Statement/Prospectus is also available on the Investor Information section of TortoiseCorp II’s website at www.tortoisespac.com, as well as www.sec.gov. TortoiseCorp II shareholders are encouraged to read the Proxy Statement/Prospectus, including, among other things, the reasons for TortoiseCorp II’s Board of Directors’ unanimous recommendation that shareholders vote “FOR” the business combination and the other shareholder proposals set forth therein as well as the background of the process that led to the pending business combination with Volta Charging.

Participants in the Solicitation

TortoiseCorp II and its directors and officers may be deemed participants in the solicitation of proxies of TortoiseCorp II’s shareholders in connection with the pending business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of TortoiseCorp II’s executive officers and directors in the solicitation by reading TortoiseCorp II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended, the Proxy Statement/Prospectus and other relevant materials filed with the SEC in connection with the pending business combination when they become available. Information concerning the interests of TortoiseCorp II’s participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, are set forth in the Proxy Statement/Prospectus.

Investor Contact:

Morrow Sodali LLC

Donna Corso or Ryan Loveless

(800) 662-5200

(Banks and Brokers call collect at (203) 658-9400)

SNPR.info@investor.morrowsodali.com